UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 3, 2017

ViaSat, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21767	33-0174996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of Principal Executive Offices, Including Zip Code)

(760) 476-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates, forecasts and projections about the industries in which ViaSat operates and the beliefs and assumptions of its management. ViaSat uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. In addition, statements that refer to the operation of the strategic partnering arrangement with Eutelsat and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ include challenges in achieving the strategic objectives and other benefits expected from the strategic partnering arrangement. Please also refer to the risk factors contained in ViaSat’s Securities and Exchange Commission filings available at www.sec.gov, including ViaSat’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Actual results may differ materially and adversely from those expressed in any forward-looking statements. ViaSat undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 8.01.	Other Events.

On March 3, 2017, ViaSat, Inc. (together with its affiliates, “ViaSat”) consummated its strategic partnering arrangement with Eutelsat S.A. (together with its affiliates, “Eutelsat”) for the ownership and operation of satellite broadband infrastructure and equipment, and provision of satellite-based broadband internet services in the European region. At the closing of the transaction, Eutelsat contributed and transferred assets relating to its existing wholesale satellite broadband business (including its KA-SAT satellite) to a newly formed subsidiary of Eutelsat, Euro Broadband Infrastructure Sàrl (the “Infrastructure Company”) in exchange for the issuance of new shares in such subsidiary, and immediately following such contribution and issuance, ViaSat purchased 49% of the issued shares of the Infrastructure Company from Eutelsat for €132.5 million. Also at the closing, Eutelsat purchased 49% of the issued shares of a subsidiary of ViaSat, Euro Broadband Retail Sàrl (the “Retail Company”), for an immaterial amount. Under the strategic partnering arrangement, the majority-Eutelsat-owned Infrastructure Company owns and operates the KA-SAT satellite and related assets and offers wholesale satellite capacity services in the European region, and the majority-ViaSat-owned Retail Company purchases wholesale satellite capacity services and offers retail satellite-based broadband internet services in the European region. Also at the closing, ViaSat and Eutelsat entered into shareholders’ agreements and other ancillary agreements with respect to the ownership, management and operation of the two entities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2017	ViaSat, Inc.

	By:	/s/ Paul Castor
Paul Castor
Vice President, Chief Corporate Counsel